UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 1, 2012
(Date of earliest event reported)

PHYHEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-163076	26-1772160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2747 Summerchase Lane Henderson, Nevada	89052
(Address of principal executive offices)	(Zip Code)

702-837-7800
(Registrant's telephone number, including area code)

700 South Royal Poinciana Boulevard, Suite 506
Miami, Florida 33166
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors; Appointment of Certain Officers

On September 1, 2012 pursuant to Chapter 1, Title 8, Subchapter VII, Section 228 of the Delaware Revised Statutes and the Bylaws of Registrant, Queste Capital, a 95% shareholder, set a new board of directors with the following members:

Richard Ham
Carla Aufdenkamp
Bruce Langson

On September 1, 2012, the directors appointed the following officers:

Richard Ham	President, CEO, Treasurer
Carla Aufdenkamp	Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

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Signature

PHYHEALTH CORPORATION

Dated: September 4, 2012	By:	/s/ Richard Ham
Richard Ham, Chairman, President, CEO,
Principal Executive and Financial Officer

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